Exhibit 10.1

                     SECURITY, PLEDGE AND GUARANTY AGREEMENT

     SECURITY, PLEDGE AND GUARANTY AGREEMENT (this "Agreement"), dated as of January 19, 2007 by and among PHS Group Inc., a Pennsylvania corporation (the "Borrower"), and Synergy Brands Inc., (the "Parent Company"), and SYBR.Com Inc., a New Jersey corporation, Gran Reserve Corporation, a Florida corporation, Dealbynet.com Inc., a New York corporation, Quality Food Brands, Inc., a Nevada corporation, NYCE North America Inc., a New Jersey corporation, Net Cigar.Com Inc., a Florida corporation, (each of the foregoing a "Subsidiary" and collectively referred to herein as the "Subsidiaries") and Lloyd I. Miller, III and Milfam I L.P. (collectively referred to herein as the "Purchasers"). Together the Borrower, the Parent Company and the Subsidiaries are referred to herein as the "Debtors". Certain defined terms are set forth in Article 10 hereof.

                                    Recitals

     WHEREAS, the Borrower, the Parent Company and the Purchasers are parties to a Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement"); and

     WHEREAS, as a condition to the Purchasers' obligation to enter into the Securities Purchase Agreement and to extend credit to the Borrower thereunder that the Debtors execute and deliver this Security, Pledge and Guaranty Agreement as security for the payment and performance of all obligations of the Borrower and Parent Company to the Purchasers and to guarantee all of the obligations of the Borrower and Parent Company under the Securities Purchase
Agreement:

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1.

                                GRANT OF SECURITY

     Section 1.1 Grant of Security. The Debtors hereby grant to the Purchasers a lien and continuing security interest ("Security Interest") in and to, and a right of set-off against, all of the following personal property and fixtures of the Debtors, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Debtor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Debtor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

     (a) all Accounts;

     (b) all Chattel Paper;

     (c) all documents;

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     (d) all General Intangibles (including Marks, Copyrights,  Patents, payment intangibles, Proprietary Information and Trade Secrets);

     (e) all Goods (including Inventory, Equipment and Fixtures);

     (f) all Instruments;

     (g) all Investment Property, including (i) all shares of the capital stock or membership interests of each subsidiary owned or held by each Debtor, whether now owned or hereafter formed or acquired (those shares and membership interests being listed and described on Schedule A attached hereto), and all substitutions and additions to such shares (herein, the "Pledged Securities"), (ii) all dividends, distributions, and sums distributable or payable from, upon or in respect of the Pledged Securities, and (iii) all other rights and privileges incident to the Pledged Securities (all of the foregoing being hereinafter referred to collectively as the "Stock Collateral");

     (h) all Deposit Accounts of such Debtor, including all blocked accounts, concentration accounts, disbursement accounts, and all other bank accounts and all deposits therein;

     (i) all money, cash or cash equivalents of such Debtor;

     (j) all Supporting Obligations and Letter-of-Credit Rights of such Debtor;

     (k) the commercial tort claims identified on Schedule B hereto; and

     (l) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing and all other tangible and intangible personal property whatsoever of any Debtor including all cash, products, offspring, rents, revenues, issues, profits, royalties, income, benefits, accessions, additions, substitutions and replacements of and to any and all of the foregoing, including all Proceeds of and to any of the property of any of the Debtors described in the preceding paragraphs of this Section 1.1 (including, without limitation, any loss proceeds or other Proceeds of insurance thereon (whether or not any Purchaser is loss payee thereof), and any indemnity, warranty or guarantee, payable by any reason of loss or damage to or otherwise with respect to any of the foregoing, and all causes of action, claims and warranties now or hereafter held by any Debtor in respect of any of the items listed above).

     Notwithstanding the foregoing, a security interest in the assets of the Borrower is not granted under this Agreement if and to the extent that such a grant of a security interest is prohibited by the terms of that certain Loan and Security Agreement, entered into as of November 11, 2002 (as amended, the "IIG Loan and Security Agreement") by and between the Borrower and IIG Capital LLC; provided, however, that from and after the date upon which all obligations owed by the Borrower to IIG Capital LLC under the IIG Loan and Security Agreement are paid in full the exclusion of a grant under this Agreement of a security

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interest  in the  assets  of the  Borrower,  that is  called  for  above,  shall immediately cease to have any force and effect and the assets of Borrower shall immediately be subject to the grant of a security interest under this Agreement, without any action being required on the part of any party to this Agreement or any other person or entity. Additionally, a security interest in 288,000 shares (the "Interline Shares") of common stock of Interline Travel & Tour, Inc., a Texas corporation, owned by SYBR.com Inc. is not granted under this Agreement if and to the extent that such a grant of a security interest is prohibited by the terms of certain outstanding promissory notes (the "Interline Notes") issued by the Borrower to Lawrence K. Fleischman, Edmond O'Donnell, and DBMK Partners, Ltd. (collectively, the "Interline Holders"); provided, however, that from and after the date upon which all obligations owed by the Borrower to the Interline Holders under the Interline Notes are paid in full the exclusion of a grant under this Agreement of a security interest in the Interline Shares, that is called for above, shall immediately cease to have any force and effect and the Interline Shares shall immediately be subject to the grant of a security interest under this Agreement, without any action being required on the part of any party to this Agreement or any other person or entity.

     Section 1.2 Security for Obligations. This Agreement and the Security Interest shall secure the payment and performance of the Obligations.

                                   ARTICLE 2.

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     Each Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

     Section 2.1 Necessary Filings. All financing statements necessary or appropriate to perfect the security interest granted by each Debtor to the Purchasers hereby in respect of the Collateral, which can be perfected by the filing of a financing statement, have been filed and the Security Interest granted to the Purchasers pursuant to this Agreement in and to such Collateral constitutes a perfected Security Interest therein (to the extent that the same can be perfected by filing) prior to the rights of all other persons or entities therein (other than any such rights pursuant to the Permitted Liens) and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code of the State of New York to perfected security interests.

     Section 2.2 No Liens. Each Debtor is, and as to Collateral acquired by it from time to time after the date hereof such Debtor will be, the owner of all Collateral pledged by it hereunder free from any Lien, security interest, encumbrance or other right, title or interest of any person or entity (other than Permitted Liens), and each Debtor shall defend the Collateral against all claims and demands of all persons or entities at any time claiming the same or any interest therein (other than in connection with Permitted Liens) adverse to the Purchasers.

     Section 2.3 Other Financing Statements. To the best knowledge of each Debtor, as of the date hereof, there is no financing statement covering or purporting to cover any interest of any kind in the Collateral (other than (i) the financing statements filed in respect of Permitted Liens and (ii) the

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financing  statements  identified  in  Schedule C hereof  for which  termination statements will be filed prior to the date hereof or on the date of this Agreement), and so long as any Obligations are outstanding, no Debtor will execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Debtor or in connection with Permitted Liens.

     Section 2.4 Chief Executive Office; Records.

     (a) As of the date hereof, the chief executive office of each Debtor is located at the address indicated on Schedule D hereto for such Debtor. No Debtor will move its chief executive office except to such new location as such Debtor may establish in accordance with the last sentence of this Section 2.4. A complete set of books of account and records of each Debtor relating to the Accounts, Chattel Paper and Documents are, and will continue to be, kept at such chief executive office, at one or more of the other record locations set forth on Schedule D hereto for such Debtor or at such new locations as such Debtor may establish in accordance with the last sentence of this Section 2.4.

     (b) All Accounts, Chattel Paper and Documents of each Debtor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. No Debtor shall establish new locations for such offices until (a) it shall have given to the Purchasers not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Purchasers may reasonably request and (b) with respect to such new location, it shall have taken all action reasonably satisfactory to the Purchasers, to maintain the security interest of the Purchasers in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

     Section 2.5 Location of Inventory and Equipment. As of the date hereof, all Inventory and Equipment held by each Debtor is located at one of the locations shown on Schedule E hereto. Each Debtor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Schedule E hereto, or such new location as such Debtor may establish in accordance with the last sentence of this Section 2.5. Each Debtor may establish a new location for Inventory and Equipment in a jurisdiction in which such Debtor currently does business and with respect to which the Purchasers have a first perfected security interest in such Inventory and Equipment (subject to Permitted Liens). Each Debtor may establish a new location outside of a jurisdiction in which it currently does business and with respect to which the Purchasers have a first perfected security interest in such Inventory and Equipment only if (a) it shall have given to the Purchasers not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Purchasers may reasonably request and (b) with respect to such new location, it shall have taken all action reasonably satisfactory to the Purchasers to maintain the security interest of the Purchasers in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

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     Section 2.6  Recourse.  This  Agreement is made with full  recourse to each
Debtor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of each Debtor contained herein, in the Securities Purchase Agreement and otherwise in writing in connection herewith or therewith.

     Section 2.7 Trade Names; Change of Name. Each Debtor's legal name, jurisdiction of organization and organizational number (if any) are correctly set forth on Schedule F of this Agreement. No Debtor has transacted business at any time during the immediately preceding five-year period, and does not currently transact business, under any other legal names or trade names other than the prior legal names and trade names (if any) set forth on Schedule F attached hereto. No Debtor shall change its jurisdiction of organization without the Purchasers' prior written consent. No Debtor shall change its legal name or transact business under any other trade name without first giving 30 days' prior written notice of its intent to do so to the Purchasers. With respect to such new name or jurisdiction of organization, such Debtor shall have taken all action reasonably requested by the Purchasers, to maintain the Security Interest at all times fully perfected and in full force and effect.

                                   ARTICLE 3.

                          SPECIAL PROVISIONS CONCERNING
                              ACCOUNTS; INSTRUMENTS

     Section 3.1 Additional Representations and Warranties. As of the time when each of its Accounts arises, each Debtor shall be deemed to have represented and warranted that such Account, and all records, papers and documents relating thereto are what they purport to be in all material respects, and that such Account will, to the best knowledge of each Debtor, evidence true and valid obligations of the account debtor named therein.

     Section 3.2 Maintenance of Records. Each Debtor will keep and maintain at its own cost and expense, records of its Accounts and each Debtor will make the same available on such Debtor's premises to the Purchasers for inspection, at such Debtor's own cost and expense, at any and all commercially reasonable times upon commercially reasonable prior notice to such Debtor. Upon the occurrence and during the continuance of an Event of Default and at the commercially reasonable request of the Purchasers, each Debtor shall, at its own cost and expense, deliver all tangible evidence of its Accounts, including, without limitation, all documents evidencing the Accounts and such books and records to the Purchasers or to its representatives (copies of which evidence and books and records may be retained by each Debtor). If the Purchasers so direct, upon the occurrence and during the continuance of an Event of Default, each Debtor shall legend, in form and manner satisfactory to the Purchasers, the Accounts, as well as books, records and documents of such Debtor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Purchasers and that the Purchasers have a security interest therein.

     Section 3.3 Direction to Account Debtors; Contracting Parties; Etc. Upon the occurrence and during the continuance of an Event of Default, and if the Purchasers so direct each Debtor, each Debtor agrees (a) to cause all payments on account of the Accounts, Deposit Accounts or General Intangibles to be made

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directly to the Cash Collateral  Account,  (b) that the Purchasers may, at their option, directly notify the obligors with respect to any Accounts, Deposit Accounts or General Intangibles to make payments with respect thereto as provided in preceding clause (a) and (c) that the Purchasers may enforce collection of any such Accounts, Deposit Accounts or General Intangibles and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Debtor. Without notice to or assent by each Debtor, the Purchasers may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in this Agreement. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by such Debtor or the Purchasers, shall be borne by such Debtor. The Purchasers shall deliver a copy of each notice referred to in the preceding clause (b) to such Debtor; provided, however, that the failure by the Purchasers to so notify such Debtor shall not affect the effectiveness of such notice or the other rights of the Purchasers created by this Section 3.3.

     Section 3.4 Modification of Terms; etc. No Debtor shall rescind or cancel any indebtedness evidenced by any Account, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account, or interest therein, without the prior written consent of the Purchasers, except in accordance with such Debtor's commercially reasonable business practices.

     Section 3.5 Collection. Each Debtor shall endeavor in accordance with commercially reasonable business practices to cause to be collected from the account debtor named in each of its Accounts, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Accounts and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, if incurred by each Debtor or the Purchasers, shall be borne by such Debtor.

     Section 3.6 Instruments. If a Debtor owns or acquires any Instrument constituting Collateral, at Purchasers' request upon the occurrence and during the continuation of an Event of Default, such Debtor will promptly deliver such Instrument to the Purchasers appropriately endorsed to the order of the Purchasers as further security hereunder. At the Purchasers' request, such Debtor that owns or acquires any other Instrument constituting Collateral will, within five (5) business days, promptly deliver such Instrument to the Purchasers appropriately endorsed to the order of the Purchasers as further security hereunder.

                                   ARTICLE 4.

                       SPECIAL PROVISIONS CONCERNING MARKS

     Section 4.1 Additional Representations and Warranties. Each Debtor represents and warrants that, as of the date hereof, it is the true and lawful owner of all right, title and interest to or otherwise has the right to use the

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registered  Marks  listed in  Schedule G hereto and that,  as of the date hereof said listed Marks constitute all the marks and applications for marks registered in the United States Patent and Trademark Office that such Debtor presently owns or uses in connection with its business. Each Debtor represents and warrants that it owns, is licensed to use or otherwise has the right to use all material Marks that it uses. Each Debtor further warrants that it has no knowledge of any third party claim that any aspect of such Debtor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name in any respect which could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of such Debtor. Each Debtor represents and warrants that except as listed on Schedule G, as of the date hereof it is the beneficial and record owner of all trademark registrations and applications listed in Schedule G hereto and that said registrations are valid and subsisting, and that no Debtor is aware of any third-party claim that any of said registrations in respect of any material Mark is invalid or unenforceable. Each Debtor hereby grants to the Purchasers an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

     Section 4.2 Infringements. Each Debtor agrees, promptly upon learning thereof, to notify the Purchasers in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Debtor believes is infringing or diluting or otherwise violating in any material respect any of such Debtor's rights in and to any material Mark, or with respect to any party claiming that such Debtor's use of any material Mark violates in any material respect any property right of that party. Each Debtor further agrees to prosecute any Person infringing any material Mark in accordance with commercially reasonable business practices.

     Section 4.3 Preservation of Marks. Each Debtor agrees to use its Marks as required in each of the applicable jurisdictions during the time in which this Agreement is in effect, sufficiently to preserve such Marks (and any registrations thereto) as trademarks or service marks under the laws of the United States and any other applicable law; provided, that, prior to any Default, no Debtor shall be obligated to preserve any Mark in the event such Debtor determines, in its commercially reasonable business judgment, that the preservation of such Mark is no longer desirable in the conduct of its business.

     Section 4.4 Maintenance of Registration. Each Debtor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. Section 1051 et seq. to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its registered Marks pursuant to 15 U.S.C. Section 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Purchasers; provided, that, prior to any Default, no Debtor shall be obligated to maintain any Mark in the event that such Debtor determines, in its commercially reasonable business judgment, that the maintenance of such Mark is no longer necessary or desirable in the conduct of its business.

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     Section  4.5  Future  Registered  Marks.  If any Mark  registration  issues hereafter to a Debtor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 60 days of receipt of such certificate, such Debtor shall deliver to the Purchasers a copy of such certificate, and an assignment for security in such Mark, to the Purchasers and at the expense of such Debtor, confirming the assignment for security in such Mark to the Purchasers hereunder, in such form as may be reasonably satisfactory to the Purchasers.

     Section 4.6 Remedies. If an Event of Default shall occur and be continuing, the Purchasers may take any or all of the following actions: (a) declare the entire right, title and interest of such Debtor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Purchasers for the benefit of the Purchasers, in which event the rights, title and interest shall immediately vest, in the Purchasers for the benefit of the Purchasers, and the Purchasers shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency;
(b) take and use or sell the Marks and the goodwill of such Debtor's business symbolized by the Marks and the right to carry on the business and use the assets of such Debtor in connection with which the Marks have been used; and (c) direct such Debtor to refrain, in which event such Debtor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Purchasers, change such Debtor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Purchasers may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Purchasers.

     Section 4.7 Collateral Assignment. This Agreement is made for collateral security purposes only. This Agreement and Purchasers' Security Interest in the Marks shall continue in full force and effect as long as any Obligations shall be owed to the Purchasers (or any of said Purchasers). Upon payment in full of the Obligations and termination of the Securities Purchase Agreement, this Agreement shall terminate and Purchasers shall promptly execute and deliver to each Debtor, at such Debtor's expense, all termination statements and other instruments as may be necessary or proper to terminate Purchasers' security interest in the Marks, subject to any disposition thereof which may have been made by Purchasers pursuant to this Agreement or the Securities Purchase Agreement.

                                   ARTICLE 5.

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

     Section 5.1 Additional Representations and Warranties. Each Debtor represents and warrants that, as of the date hereof, it is the true and lawful owner of all rights in (a) all material Trade Secrets and Proprietary Information necessary to operate the business of such Debtor, (b) the Patents listed in Schedule H hereto for the Debtor and that said Patents constitute all the patents and applications for patents that the Debtor owns on the date hereof

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and (c) the  Copyrights  listed in  Schedule I hereto  and that said  Copyrights constitute all registrations of copyrights and applications for copyright registrations that such Debtor owns on the date hereof. Each Debtor further warrants that it has no knowledge of any third party claim that any aspect of such Debtor's present or contemplated business operations infringes or will infringe any patent or any copyright or such Debtor has misappropriated any Trade Secret or Proprietary Information, in each case in any respect which could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of such Debtor. Each Debtor hereby grants to the Purchasers an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and to record the same.

     Section 5.2 Infringements. Each Debtor agrees, promptly upon learning thereof, to furnish the Purchasers in writing with all pertinent information available to such Debtor with respect to any infringement, contributing infringement or active inducement to infringe in any material respect any material Patent or Copyright or to any claim that the practice of any material Patent or the use of any material Copyright violates in any material respect any property right of a third party, or with respect to any misappropriation of any material Trade Secret Right or any claim that practice of any material Trade Secret Right violates in any material respect any property right of a third party. Each Debtor further agrees, to the extent consistent with commercially reasonable business practices, to prosecute any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right.

     Section 5.3 Maintenance of Patents. At its own expense, each Debtor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C.
Section 41 to maintain in force rights under each Patent, absent prior written consent of the Purchasers; provided, that no Debtor shall be obligated to maintain any Patent in the event such Debtor determines, in its commercially reasonable business judgment, that the maintenance of such Patent is no longer necessary or desirable in the conduct of its business.

     Section 5.4 Prosecution of Patent Application. At its own expense, each Debtor shall diligently prosecute all applications for Patents for such Debtor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Purchasers; provided, that no Debtor shall be obligated to prosecute any application in the event such Debtor determines, in its commercially reasonable business judgment, that the prosecuting of such application is no longer necessary or desirable in the conduct of its business.

     Section 5.5 Other Patents and Copyrights. Within 60 days of the acquisition or issuance of a Patent, registration of a Copyright, or acquisition of a registered copyright, each Debtor shall deliver to the Purchasers a copy of said Copyright or certificate or registration of said Patents, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Purchasers and at the expense of such Debtor, confirming the assignment for security, in such form as may be reasonably satisfactory to the Purchasers.

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

     Section 5.6 Remedies. If an Event of Default shall occur and be continuing, the Purchasers may take any or all of the following actions: (a) declare the entire right, title, and interest of such Debtor in each of the Patents and Copyrights vested in the Purchasers for the benefit of the Purchasers, in which event such right, title, and interest shall immediately vest in the Purchasers for the benefit of the Purchasers, in which case the Purchasers shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (b) take and practice or sell the Patents and Copyrights; and (c) direct such Debtor to refrain, in which event such Debtor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Debtor shall execute such other and further documents as the Purchasers may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Purchasers for the benefit of the Purchasers.

                                   ARTICLE 6.

                 SPECIAL PROVISIONS CONCERNING STOCK COLLATERAL

     Section 6.1 Additional Representations. Each Debtor has the right to vote the Pledged Securities and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Securities, except as provided by federal and state laws applicable to the sale of securities generally and the terms of this Agreement. The Pledged Securities have been validly issued and, except as described on Schedule A, are fully paid and non-assessable. Except as set forth on Schedule A, there are no outstanding commitments or other obligations of the issuers of any of the Pledged Securities to issue, and no options, warrants or other rights of any individual or entity to acquire, any share of any class or series of capital stock of such issuers. The Pledged Securities listed and described on Schedule A attached hereto constitute the percentage of the issued and outstanding capital stock of each series and class of the issuers thereof as set forth thereon owned by the relevant Debtor. Each Debtor agrees that in the event any such issuer shall issue any additional capital stock of any series or class (whether or not entitled to vote) to such Debtor or otherwise on account of its ownership interest therein, such Debtor will forthwith pledge hereunder, or cause to be pledged hereunder, all such additional shares of such capital stock.

     Section 6.2 Delivery of Certificates. The certificates for all shares or units of the Pledged Securities evidenced by a certificate shall be delivered by the relevant Debtor to the Purchasers duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Purchasers may, at any time after the occurrence of an Event of Default, cause to be transferred into its name or into the name of its nominee or nominees any and all of the Pledged Securities. The Purchasers shall at all times have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations.

     Section 6.3 Remedies. Unless and until an Event of Default hereunder has occurred and is continuing and thereafter until notified by the Purchasers hereof:

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

     (a) Each Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral of such Debtor, or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any of the Obligations.

     (b) Each Debtor shall be entitled to receive and retain all dividends and distributions in respect of the Collateral which are paid in cash of whatsoever nature; such dividends and distributions representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Securities or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Securities or any part thereof or received in addition to, in substitution of or in exchange for the Pledged Securities or any part thereof as a result of a merger, consolidation or otherwise, shall be paid, delivered or transferred, as appropriate, directly to the Purchasers immediately upon the receipt thereof by such Debtor and may, in the case of cash, be applied by the Purchasers to the Obligations, whether or not the same may then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received and not applied as aforesaid, be held in the Cash Collateral Account as part of the Collateral pledged under and subject to the terms of this Agreement.

     (c) In order to permit each Debtor to exercise such voting and/or consensual powers which it is entitled to exercise under subsection (a) above and to receive such distributions which such Debtor is entitled to receive and retain under subsection (b) above, the Purchasers will, if necessary, upon the written request of such Debtor, from time to time execute and deliver to such Debtor appropriate proxies and dividend orders.

                                   ARTICLE 7.

                      PROVISIONS CONCERNING ALL COLLATERAL

     Section 7.1 Protection of Purchasers' Security. Each Debtor will at all times keep its Inventory and Equipment insured in favor of the Purchasers, at such Debtor's own expense to the extent and in the manner provided in the Securities Purchase Agreement. All policies or certificates with respect to such insurance (a) shall be endorsed to the Purchasers' commercially reasonable satisfaction for the benefit of the Purchasers (including, without limitation, by naming the Purchasers as additional insured and loss payee) and (b) shall state that such insurance policies shall not be canceled without 30 days' prior written notice thereof by the insurer to the Purchasers Certified copies of such policies or certificates with respect thereto shall be deposited with the Purchasers. If a Debtor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if Debtor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Purchasers shall have the right (but shall be under no obligation), upon prior written notice to such Debtor, to procure such insurance and each Debtor agrees to promptly reimburse the Purchasers for all reasonable costs and expenses of procuring such insurance. The Purchasers shall, at the time any proceeds of such insurance are distributed to the Purchasers, apply such proceeds in accordance with Section 9.4 hereof. Each Debtor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Debtor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Debtor.

     Section 7.2 Further Actions. Each Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Purchasers from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Purchasers deem reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

     Section 7.3 Financing Statements; Etc. Each Debtor agrees to execute and deliver to the Purchasers such further agreements, assignments, instruments, and documents, and to do all such other things, as the Purchasers may reasonably deem necessary or appropriate to assure the Purchasers its lien and Security Interest hereunder, including, without limitation, (i) such financing statements or other instruments and documents as the Purchasers may from time to time reasonably require to comply with the Uniform Commercial Code and any other applicable law, (ii) such agreements with respect to patents, trademarks, copyrights, and similar intellectual property rights as the Purchasers may from time to time reasonably require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office, and (iii) such control agreements with respect to Deposit Accounts, Investment Property, Letter-of-Credit Rights, and electronic Chattel Paper, and to cause the relevant depository institutions, financial intermediaries, and issuers to execute and deliver such control agreements, as the Purchasers may from time to time reasonably require. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Purchasers without notice thereof to such Debtor wherever the Purchasers in their sole discretion desire to file the same. Each Debtor hereby authorizes the Purchasers to file any and all financing statements covering the Collateral or any part thereof as the Purchasers may require, including financing statements describing the Collateral as "all assets" or "all personal property" or words of like meaning. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Debtor agrees to execute and deliver all such agreements, assignments, instruments, and documents and to do all such other things as the Purchasers reasonably deem necessary or appropriate to preserve, protect, and enforce the security interest of the Purchasers under the law of such other jurisdiction.

                                   ARTICLE 8.

                                    GUARANTEE

     Section 8.1 The Guarantee. To induce the Purchasers to enter into the Securities Purchase Agreement and in consideration of benefits expected to accrue to the Borrower and the Parent Company by reason of the Securities Purchase Agreement and for other good and valuable consideration, receipt of

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

which is hereby acknowledged, the Parent Company and the Subsidiaries hereby unconditionally and irrevocably guarantees jointly and severally to the Purchasers, the due and punctual payment of all present and future Obligations, in each case as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms hereof and thereof (including interest which, but for the filing of a petition in bankruptcy, would otherwise accrue on any such indebtedness, obligation, or liability). In case of failure by the Borrower or other obligor punctually to pay any Obligations guaranteed hereby, the Parent Company and the Subsidiaries hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by the Borrower or such obligor.

     Section 8.2 Guarantee Unconditional. The obligations of the Parent Company and the Subsidiaries under this Article 8 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by:

     (a) any extension, renewal, settlement, compromise, waiver, or release in respect of any obligation of the Borrower, the Parent Company or other obligor or of any other guarantor under this Agreement or the Securities Purchase Agreement or by operation of law or otherwise;

     (b) any modification or amendment of or supplement to this Agreement or the Securities Purchase Agreement;

     (c) any change in the corporate existence, structure, or ownership of, or any insolvency, bankruptcy, reorganization, or other similar proceeding affecting, the Borrower, the Parent Company or other obligor, any other guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of the Borrower, the Parent Company or other obligor or of any other guarantor contained in this Agreement or the Securities Purchase Agreement;

     (d) the existence of any claim, set-off, or other rights which the Borrower or other obligor or any other guarantor may have at any time against the Purchasers or any other person or entity, whether or not arising in connection herewith;

     (e) any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against the Borrower, the Parent Company or other obligor, any other guarantor, or any other person or entity or property;

     (f) any application of any sums by whomsoever paid or howsoever realized to any obligation of the Borrower or other obligor, regardless of what obligations of the Borrower or other obligor remain unpaid;

     (g) any invalidity or unenforceability relating to or against the Borrower or other obligor or any other guarantor for any reason of this Agreement or of the Securities Purchase Agreement or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or other obligor or any other guarantor of the principal of or interest on the Secured Notes or

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

Obligations or any other amount payable under the Securities Purchase Agreement; or

     (h) any other act or omission to act or delay of any kind by the Purchasers, or any other person or entity or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Parent Company and the Subsidiaries under this Article 8.

     Section 8.3 Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. The Parent Company and Subsidiaries obligations under this
Article 8 shall remain in full force and effect until the Securities Purchase Agreement is terminated and the principal of and interest on the Secured Notes and all other amounts payable by the Borrower under the Securities Purchase Agreement and this Security Agreement shall have been paid in full. If at any time any payment of the principal of or interest on the Secured Notes or any Obligation or any other amount payable by the Borrower or other obligor or the Parent Company or the Subsidiaries under the Securities Purchase Agreement or this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower, the Parent Company or other obligor or of any guarantor, or otherwise, the Parent Company and the Subsidiaries obligations under this Article 8 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

     Section 8.4 Subrogation. The Parent Company and Subsidiaries each agree that it will not exercise any rights which it may acquire by way of subrogation by any payment made hereunder, or otherwise, until all the Obligations shall have been paid in full and subsequent to the termination of the Securities Purchase Agreement and related Loan Documents. If any amount shall be paid to the Subsidiary on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable by the Borrower hereunder and the Securities Purchase Agreement and
(y) the termination of the Securities Purchase Agreement, such amount shall be held in trust for the benefit of the Purchasers and shall forthwith be paid to the Purchasers or be credited and applied upon the Obligations.

     Section 8.5 Waivers. The Parent Company and Subsidiaries irrevocably waive acceptance hereof, presentment, demand, protest, and any notice not provided for herein, as well as any requirement that at any time any action be taken by the Purchasers, or any other person or entity against the Borrower or other obligor, another guarantor, or any other person or entity.

     Section 8.6 Limit on Recovery. Notwithstanding any other provision hereof, the right of recovery against the Parent Company and the Subsidiaries under this
Article 8 shall not exceed $1.00 less than the lowest amount which would render the Parent Company or such Subsidiary's obligations under this Article 8 void or voidable under applicable law, including, without limitation, fraudulent conveyance law.

     Section 8.7 Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower or other obligor under this Agreement or the Securities Purchase Agreement, is stayed upon the insolvency, bankruptcy or

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

reorganization of the Borrower or such obligor, all such amounts otherwise subject to acceleration under the terms of this Agreement or the Securities
Purchase Agreement, shall nonetheless be payable by the Parent Company or Subsidiaries hereunder forthwith on demand by the Purchasers.

     Section 8.8 Benefit to Subsidiaries and Parent Company. The Borrower, the Parent Company and the Subsidiaries are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of the Borrower has a direct impact on the success of the Parent Company and the Subsidiaries. The Parent Company and the Subsidiaries will derive substantial direct and indirect benefit from the extensions of credit hereunder.

     Section 8.9 Subsidiaries Covenants. The Subsidiaries shall take such action as the Parent Company and Borrower is required by the Securities Purchase Agreement or this Agreement to cause the Subsidiaries to take, and shall refrain from taking such action as the Parent Company and Borrower is required by the Securities Purchase Agreement or this Agreement to prohibit the Subsidiaries from taking.

                                   ARTICLE 9.

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

     Section 9.1 Remedies; Obtaining the Collateral Upon Default. Each Debtor agrees that, if an Event of Default shall have occurred and be continuing, then and in every such case, the Purchasers, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and may:

     (a) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Debtors or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Debtor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Debtor;

     (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Purchasers;

     (c) withdraw all monies, securities and instruments in the Cash Collateral Account and/or in any other cash collateral account for application to the Obligations in accordance with Section 9.4 hereof;

     (d) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 9.2 hereof, or direct such Debtor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

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

     (e) take possession of the Collateral or any part thereof, by directing the Debtors in writing to deliver the same to the Purchasers at any place or places reasonably designated by the Purchasers, in which event such Debtor shall at its own expense:

     (i) forthwith cause the same to be moved to the place or places so designated by the Purchasers and there delivered to the Purchasers;

     (ii) store and keep any Collateral so delivered to the Purchasers at such place or places pending further action by the Purchasers as provided in Section
9.2 hereof; and

     (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

     (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Purchasers shall in their commercially reasonable judgment determine;

it being understood that each Debtor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Purchasers shall be entitled to a decree requiring specific performance by each Debtor of said obligation. The Purchasers agree that this Agreement may be enforced by holders of the majority in outstanding principal amount of Secured Notes, it being understood and agreed that such rights and remedies may be exercised by the Purchasers for the benefit of the Purchasers upon the terms of this Agreement.

     Section 9.2 Remedies: Disposition of the Collateral. Any Collateral repossessed by the Purchasers under or pursuant to Section 9.1 hereof and any other Collateral whether or not so repossessed by the Purchasers, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Purchasers may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Purchasers or after any overhaul or repair at the expense of each Debtor which the Purchasers shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to each Debtor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of each Debtor or any nominee of each Debtor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified, but in no event in an amount greater than the Obligations then outstanding and provision for any contingent Obligations reasonably acceptable to the Purchasers. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to each

Debtor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Purchasers' option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in New York, New York. To the extent permitted by any such requirement of law, the Purchasers may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Debtors. If, under mandatory requirements of applicable law, the Purchasers shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Debtors as hereinabove specified, the Purchasers need give the Debtors only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

     Section 9.3 Waiver of Claims. Except as otherwise provided in this Agreement or prohibited by applicable law, (a) THE DEBTORS HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE PURCHASERS' TAKING POSSESSION OR THE PURCHASERS' DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, (b) the Debtors hereby further waive, to the extent permitted by law:

     (a) all damages occasioned by such taking of possession except any damages which are determined by a final, non-appealable court order to have been caused by the Purchasers' gross negligence or willful misconduct; and

     (b) all other requirements as to the time, place and terms of sale or other
requirements  with  respect  to  the  enforcement  of  the  Purchasers'   rights
hereunder; and

     (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtors therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtors and against any and all persons or entities claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtors.

     Section 9.4 Application of Proceeds.

     (a) All monies collected by the Purchasers upon any sale or other disposition of the Collateral, together with all other moneys received by the Purchasers hereunder, shall be applied to the payment of the Obligations.

     (b) It is understood and agreed that each Debtor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

     Section 9.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Purchasers shall be in addition to every other right, power and remedy specifically given under this Agreement, the Securities Purchase Agreement, the Loan Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Purchasers. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Purchasers in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on the Debtors in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Purchasers to any other or further action in any circumstances without notice or demand. In the event that the Purchasers shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Purchasers may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

     Section 9.6 Discontinuance of Proceedings. In case the Purchasers shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Purchasers, then and in every such case the Debtors, the Purchasers and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the Security Interest created under this Agreement, and all rights, remedies and powers of the Purchasers shall continue as if no such proceeding had been instituted.

     Section 9.7 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Purchasers, while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Purchasers are hereby appointed the attorney-in-fact of the Debtors for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which may be reasonably required to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Purchasers shall have the right and power to receive, endorse and collect all checks made payable to the order of the Debtors representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and give full discharge for the same.

                                  ARTICLE 10.

                                   DEFINITIONS

     Capitalized terms used in this Agreement without definition have the respective meanings ascribed to such terms in the Securities Purchase Agreement. All other capitalized terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code as in effect in the State of New York to the extent the same are used or defined therein. In addition, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "Agreement" shall mean this Security, Pledge and Guaranty Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

     "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Purchasers for the benefit of the Purchasers.

     "Copyrights" shall mean any United States copyright owned (or subject to the rights of ownership) by each Debtor, including any registrations of any copyright, in the United States Copyright Office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office by such Debtor.

     "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

     "Event of Default" shall mean any Event of Default under, and as defined in, the Securities Purchase Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

     "Loan Documents" shall have the meaning set forth in the Securities Purchase Agreement

     "Marks" shall mean any United States trademarks, service marks and trade names now owned, subject to a right of ownership or hereafter acquired by each Debtor, including any registration of, or application for, any trademarks and service marks in the United States Patent and Trademark Office, and any trade dress including logos and/or designs used by either of the Debtors in the United States.

     "Obligations" shall mean (a) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Debtors now existing or hereafter incurred under, arising out of or in connection with the Securities Purchase Agreement or Loan Documents as such relates to the Secured Notes issued thereunder and the due performance and compliance by the Debtors with the terms of the Loan Documents; (b) any and all sums advanced by the Purchasers in accordance with the terms of this Agreement or the Securities Purchase Agreement in order to preserve the Collateral or preserve their security interest in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of any obligations or liabilities referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Purchasers of their rights hereunder, together with reasonable attorneys' fees and court costs.

     "Patents" shall mean any United States patent owned, subject to a right of ownership by or hereafter acquired by the Debtors and any divisions, continuations, reissues, reexaminations, extensions or renewals thereof, as well as any application for a United States patent now or hereafter made by either of the Debtors or subject to a right of ownership in such Debtor.

     "Permitted Liens" shall mean any Liens set forth on Schedule J hereto.

     "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Purchasers or the Debtors from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Proprietary Information" means all information and know-how worldwide, including, without limitation, technical data, manufacturing data, research and development data, manufacturing data, research and development data, data relating to compositions, processes and formulations, manufacturing and production know-how and experience, management know-how, training programs, manufacturing, engineering and other drawings, specifications, performance criteria, operating instructions, maintenance manuals, technology, technical information, software, engineering and computer data and databases, design and engineering specifications, catalogs, promotional literature and financial, business and marketing plans, inventions and invention disclosures.

     "Secured Notes" shall have the meaning set forth in the Securities Purchase Agreement.

     "Termination Date" shall have the meaning provided in Section 11.8 of this Agreement.

     "Trade Secrets" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of the Debtors worldwide whether written or not written.

                                  ARTICLE 11.

                                  MISCELLANEOUS

     Section 11.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when personally delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

(a)      if to the Borrower, the Parent Company or any Subsidiary:

                           Attn:  Mair Faibish
                           223 Underhill Blvd.
                           Syosset, New York 11791
                           Telephone:  516-714-8200
                           Facsimile:  801-340-6434
                           E-mail:  mf@sybr.com

                           with a copy to:

                           Randall J. Perry, Esq.
                           44 Union Avenue
                           P.O. Box 108
                           Rutherford, NJ 07070
                           Facsimile:  201-939-7348


     (b) if to any Purchaser, at such address as such Purchaser shall have specified in the Securities Purchase Agreement, with a copy to:

                           Andrews Kurth LLP
                           450 Lexington Ave., 15th Floor
                           New York, New York 10017
                           Attention:  Paul N. Silverstein, Esq.

     or at such other address as shall have been furnished in writing by any person or entity described above to the party required to give notice hereunder.

     Section 11.2 Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Debtor and the Purchasers.

     Section 11.3 Obligations Absolute. The obligations of the Debtors hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtors except as required by applicable law; (b) any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement, the Securities Purchase Agreement, the Secured Notes issued thereunder or any waiver of any right, remedy, power or privilege under any other agreement; or (c) any amendment to or modification of this Agreement, the Securities Purchase Agreement, the Secured Notes issued thereunder or any security for any of the Obligations, other than amendments or modifications of this Agreement.

     Section 11.4 Successors and Assigns. This Agreement shall be binding upon the Debtors and their successors and assigns and shall inure to the benefit of the Purchasers and their respective successors and assigns. All agreements, statements, representations and warranties made by the Debtors herein or in any certificate or other instrument delivered by the Debtors or on its behalf under this Agreement shall be considered to have been relied upon by the Purchasers and shall survive the execution and delivery of this Agreement, the Securities Purchase Agreement or the Secured Notes issued thereunder regardless of any investigation made by the Purchasers or on their behalf.

     Section 11.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 11.6 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD FOR CONFLICTS OF LAWS OF CHOICE OF LAWS PRINCIPLES.

     Section 11.7 Debtor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Debtors shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Purchasers shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Purchasers be required or obligated in any manner to perform or fulfill any of the obligations of the Debtors under or with respect to any Collateral.

     Section 11.8 Termination; Release. After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth in the Securities Purchase Agreement shall survive such termination) and the Purchasers, at the request and expense of the Debtors, will promptly execute and deliver to the Debtors a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Debtors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Purchasers and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which all Obligations then due and payable have been paid in full in cash and no SecuredNote is outstanding.

     Section 11.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Debtors and the Purchasers.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                         DEBTORS:

                                            SYNERGY BRANDS INC.


                                            By:
                                            Name:
                                            Title:

                                            SYBR.COM INC.

                                            By:
                                            Name:
                                            Title:

                                            GRAN RESERVE CORPORATION

                                            By:
                                            Name:
                                            Title:

                                            DEALBYNET.COM INC.

                                            By:
                                            Name:
                                            Title:

                                            QUALITY FOOD BRANDS, INC.

                                            By:
                                            Name:
                                            Title:

                                            NYCE NORTH AMERICA INC.

                                            By:
                                            Name:
                                            Title:

                                            NET CIGAR.COM INC.

                                            By:
                                            Name:
                                            Title:

                                 Signature page

PURCHASERS:

MILFAM I L.P.

By:  Milfam LLC
Its:  General Partner

By:
Name:  Lloyd I. Miller, III
Title:  Manager

LLOYD I. MILLER, III

By:
Name: Lloyd I. Miller, III

                                 Signature page